UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026

Hashdex Nasdaq CME Crypto Index ETF

(Exact name of registrant as specified in its charter)

Delaware	001-42511	33-2103856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, Suite 200, New York, NY 10036

(Address of principal executive offices, including zip code)

(866) 403-5272

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest of Hashdex Nasdaq CME Crypto Index ETF	NCIQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 13, 2026, Hashdex Asset Management Ltd., a Cayman Islands limited company (the “Sponsor”), and the Hashdex Nasdaq CME Crypto Index ETF, a Delaware statutory trust (the “Trust”), entered into the Second Amendment to the Sponsor Agreement (the “Second Amendment”). The Sponsor Agreement was originally dated January 27, 2025, and was previously amended by the Amendment to Sponsor Agreement, dated November 12, 2025. The Second Amendment reduces the Sponsor’s management fee (the “Sponsor Fee”) from 0.50% to 0.25% per annum of the Trust’s net asset value, effective as of March 16, 2026.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 16, 2026, the Trust issued a press release announcing the reduction of the Sponsor Fee. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

As disclosed in Item 1.01 above, the Sponsor Fee has been reduced from 0.50% to 0.25% per annum. Prior to the Second Amendment, the Sponsor had been waiving a portion of the Sponsor Fee pursuant to the Amendment to Sponsor Agreement, dated November 12, 2025, resulting in an effective fee of 0.25% per annum through December 31, 2026. As a result of the fee reduction, the fee waiver provision is no longer in effect.

An updated prospectus supplement reflecting the reduced Sponsor Fee will be filed under Rule 424(b)(3) of the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to the Sponsor Agreement, dated March 13, 2026, by and between Hashdex Asset Management Ltd. and Hashdex Nasdaq CME Crypto Index ETF
99.1	Press Release, dated March 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASHDEX NASDAQ CME CRYPTO INDEX ETF

Date: March 16, 2026	By:	/s/ Samir Elias Hachem Kerbage
	Name:	Samir Elias Hachem Kerbage
	Title:	Director of the Sponsor (Principal Finance Officer and Principal Accounting Officer)

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